                                                                    EXHIBIT 10.6


                          HOUSEHOLD INTERNATIONAL, INC.

              1996 LONG-TERM EXECUTIVE INCENTIVE COMPENSATION PLAN
                                   ----------
                    NON-TAX QUALIFIED STOCK OPTION AGREEMENT
                             FOR WILLIAM F. ALDINGER


         THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International 1996 Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of this Agreement are as follows:

         1. The Company hereby grants to the Employee an option, for a period of 10 years and one day from the grant date, to purchase, on these terms and conditions and also subject to the Incentive Plan, shares of the common stock of the Company as set forth in the cover sheet to this Agreement.

         2. No shares may be purchased under this option for one year from the grant date. After one year, this option may, unless sooner terminated under the provisions hereof, be exercised in numbers of shares not to exceed 25 percent of the aggregate number of shares under option on and after each of the first, second, third and fourth anniversaries of the grant date, provided that 100% of the shares in this option may be exercised (a) on the last day of employment in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or (b) if so determined by the Compensation Committee of the Board of Directors (the "Committee") during the Employee's employment. An Employee may exercise all or a portion of a vested option during the option term.

                  To exercise an option you must give the Company ten days written notice of exercise specifying the number of shares to be purchased, which must be a minimum of twenty-five (25) shares, and include payment for the shares. Payment for the option may be made by cash or check to the order of the Company, and also may be made with shares of common stock of the Company valued at the then fair market value of such shares or by a combination of cash and shares of common stock pursuant to such Committee or Board of Directors rules in effect at the time the option is exercised. The Committee or Board of Directors may at any time rescind the right to use common stock of the Company in payment for shares purchased through the option.

         3. The option may not be transferred except by will or the laws of descent and distribution, unless the Company has notified you to the contrary. The option may be exercised during the lifetime of the Employee only by the Employee and only while he or she is an employee of the Company (or a subsidiary thereof) and shall have been continuously so employed from the grant date, except that: (i) in the event of termination of employment of the Employee and the Employee is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised at any time before the expiration date of the option; (ii) in the event of termination of employment due to permanent and total disability of the Employee and the Employee is not retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within twelve months following the date of such termination of employment; (iii) in the event of death during employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee within five years succeeding death if such Employee was retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or twelve months if such Employee was not retirement-eligible under the terms of a pension plan of the Company or a subsidiary; (iv) in the event of termination of employment other than as set forth in subsections (i), (ii) or (iii) above, the option may be exercised within three months following the date of termination, except for termination for cause; (v) in the event of death of the Employee following termination of employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee, notwithstanding the time periods specified in (i), (ii), (iii) or (iv) above, within a) twelve months following death or b) the remainder of the period in which the Employee was entitled to exercise the option, whichever period is longer. If the Committee determines that the termination is for cause, the option will not under any circumstances be exercisable following termination of employment. Notwithstanding anything herein to the contrary, the option may not be exercised pursuant to this Section after the expiration of the term of such option and may be exercised only to the extent that the holder was entitled to exercise such option on the date of termination of employment (taking into account any accelerated vesting as set forth in this Agreement). The option will expire in all events and for all purposes 10 years and one day from the grant date.

         4. Notwithstanding anything to the contrary contained in any Employment Agreement, Employment Protection Agreement or similar agreement between the Employee and the Company, as in effect on the date hereof, the option will not be subject to the automatic Change in Control vesting provision set forth in
Section 11(a)(i) of the Incentive Plan or the Change in Control post-termination exercise period provision set forth in Section 5(b)(i) of the Incentive Plan; provided, however, that, if following a Change in Control the Employee's employment is terminated by the Company for a reason other than due to death, "Disability" or "Cause" or the Employee terminates employment for "Good Reason," the option will automatically vest in full regardless of the one year holding period and remain exercisable for the remainder of the original term (ten years and one day). For purposes of this Agreement, "Cause, " Disability" and "Good Reason" shall have the meanings given to such terms in the Employment Agreement by and between Household International, Inc. and the Employee dated as of November 14, 2002.

         5. Subject to the last sentence of Section 9 of the Incentive Plan, if it is determined that the Employee or former Employee, while employed by the Company or any subsidiary or otherwise associated with the Company or any subsidiary as a consultant, advisor or in another similar capacity, engaged at any time in any activity in competition with any activity of the Company or any subsidiary or inimical, contrary or harmful to the interests of the Company or any subsidiary including, but not limited to: (i) conduct related to the Employee's position for which either criminal or civil penalties against the Employee may be sought, (ii) violation of the Company's policies, notwithstanding the Company's decision or inability to, or not to, terminate the Employee for such violation, (iii) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any subsidiary, including employing or recruiting any present employee of the Company or any subsidiary for such competitor, (iv) disclosing or misusing any confidential information or material concerning the Company or any subsidiary, or (v) participating in a hostile takeover attempt of the Company, then the Committee, in its sole discretion, may cancel any outstanding option at any time.

         6. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the option herein granted prior to the listing of such shares on all stock exchanges on which the Company's stock shall then be listed. Upon any exercise of said option, the Company shall take the steps required for listing.

         7. Neither the Employee nor his personal representative shall have any of the rights or privileges of a stockholder with respect to any shares subject to this option unless and until certificates evidencing such shares shall have been delivered.

         8. Notice to the Company shall be addressed to the Company in care of the Shareholder Services Department at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

         9. Anything herein to the contrary notwithstanding (except as provided in Section 4 with respect to Sections 5(b)(i) and 11(a)(i) of the Incentive
Plan), this Agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                          HOUSEHOLD INTERNATIONAL, INC.

              1996 LONG-TERM EXECUTIVE INCENTIVE COMPENSATION PLAN
                                   ----------
                    NON-TAX QUALIFIED STOCK OPTION AGREEMENT
        FOR SENIOR MANAGEMENT TEAM W/EMPLOYMENT AGREEMENTS DATED 11/14/02


         THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International 1996 Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of this Agreement are as follows:

         1. The Company hereby grants to the Employee an option, for a period of 10 years and one day from the grant date, to purchase, on these terms and conditions and also subject to the Incentive Plan, shares of the common stock of the Company as set forth in the cover sheet to this Agreement.

         2. No shares may be purchased under this option for one year from the grant date. After one year, this option may, unless sooner terminated under the provisions hereof, be exercised in numbers of shares not to exceed 25 percent of the aggregate number of shares under option on and after each of the first, second, third and fourth anniversaries of the grant date, provided that 100% of the shares in this option may be exercised (a) on the last day of employment in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or (b) if so determined by the Compensation Committee of the Board of Directors (the "Committee") during the Employee's employment. An Employee may exercise all or a portion of a vested option during the option term.

                  To exercise an option you must give the Company ten days written notice of exercise specifying the number of shares to be purchased, which must be a minimum of twenty-five (25) shares, and include payment for the shares. Payment for the option may be made by cash or check to the order of the Company, and also may be made with shares of common stock of the Company valued at the then fair market value of such shares or by a combination of cash and shares of common stock pursuant to such Committee or Board of Directors rules in effect at the time the option is exercised. The Committee or Board of Directors may at any time rescind the right to use common stock of the Company in payment for shares purchased through the option.

         3. The option may not be transferred except by will or the laws of descent and distribution, unless the Company has notified you to the contrary. The option may be exercised during the lifetime of the Employee only by the Employee and only while he or she is an employee of the Company (or a subsidiary thereof) and shall have been continuously so employed from the grant date, except that: (i) in the event of termination of employment of the Employee and the Employee is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised at any time before the expiration date of the option; (ii) in the event of termination of employment due to permanent and total disability of the Employee and the Employee is not retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within twelve months following the date of such termination of employment; (iii) in the event of death during employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee within five years succeeding death if such Employee was retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or twelve months if such Employee was not retirement-eligible under the terms of a pension plan of the Company or a subsidiary; (iv) in the event of termination of employment other than as set forth in subsections (i), (ii) or (iii) above, the option may be exercised within three months following the date of termination, except for termination for cause; (v) in the event of death of the Employee following termination of employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee, notwithstanding the time periods specified in (i), (ii), (iii) or (iv) above, within a) twelve months following death or b) the remainder of the period in which the Employee was entitled to exercise the option, whichever period is longer. If the Committee determines that the termination is for cause, the option will not under any circumstances be exercisable following termination of employment. Notwithstanding anything herein to the contrary, the option may not be exercised pursuant to this Section after the expiration of the term of such option and may be exercised only to the extent that the holder was entitled to exercise such option on the date of termination of employment (taking into account any accelerated vesting as set forth in this Agreement). The option will expire in all events and for all purposes 10 years and one day from the grant date.

         4. Notwithstanding anything to the contrary contained in any Employment Agreement, Employment Protection Agreement or similar agreement between the Employee and the Company, as in effect on the date hereof, the option will not be subject to the automatic Change in Control vesting provision set forth in
Section 11(a)(i) of the Incentive Plan or the Change in Control post-termination exercise period provision set forth in Section 5(b)(i) of the Incentive Plan; provided, however, that, if following a Change in Control the Employee's employment is terminated by the Company for a reason other than due to death, "Disability" or "Cause" or the Employee terminates employment for "Good Reason," the option will automatically vest in full regardless of the one year holding period and remain exercisable for the remainder of the original term (ten years and one day). For purposes of this Agreement, the following definitions shall apply: "Cause" and "Good Reason" shall have the meanings given to such terms in the Employment Agreement by and between Household International, Inc. and the Employee dated as of November 14, 2002. "Disability" shall mean permanent and total disability within the meaning of the Incentive Plan.

         5. Subject to the last sentence of Section 9 of the Incentive Plan, if it is determined that the Employee or former Employee, while employed by the Company or any subsidiary or otherwise associated with the Company or any subsidiary as a consultant, advisor or in another similar capacity, engaged at any time in any activity in competition with any activity of the Company or any subsidiary or inimical, contrary or harmful to the interests of the Company or any subsidiary including, but not limited to: (i) conduct related to the Employee's position for which either criminal or civil penalties against the Employee may be sought, (ii) violation of the Company's policies, notwithstanding the Company's decision or inability to, or not to, terminate the Employee for such violation, (iii) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any subsidiary, including employing or recruiting any present employee of the Company or any subsidiary for such competitor, (iv) disclosing or misusing any confidential information or material concerning the Company or any subsidiary, or (v) participating in a hostile takeover attempt of the Company, then the Committee, in its sole discretion, may cancel any outstanding option at any time.

         6. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the option herein granted prior to the listing of such shares on all stock exchanges on which the Company's stock shall then be listed. Upon any exercise of said option, the Company shall take the steps required for listing.

         7. Neither the Employee nor his personal representative shall have any of the rights or privileges of a stockholder with respect to any shares subject to this option unless and until certificates evidencing such shares shall have been delivered.

         8. Notice to the Company shall be addressed to the Company in care of the Shareholder Services Department at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

         9. Anything herein to the contrary notwithstanding (except as provided in Section 4 with respect to Sections 5(b)(i) and 11(a)(i) of the Incentive
Plan), this Agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                          HOUSEHOLD INTERNATIONAL, INC.

              1996 LONG-TERM EXECUTIVE INCENTIVE COMPENSATION PLAN
                                   ----------
                    NON-TAX QUALIFIED STOCK OPTION AGREEMENT
            FOR EXECUTIVES WITH EMPLOYMENT AGREEMENTS DATED 11/14/02


         THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International 1996 Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of this Agreement are as follows:

         1. The Company hereby grants to the Employee an option, for a period of 10 years and one day from the grant date, to purchase, on these terms and conditions and also subject to the Incentive Plan, shares of the common stock of the Company as set forth in the cover sheet to this Agreement.

         2. No shares may be purchased under this option for one year from the grant date. After one year, this option may, unless sooner terminated under the provisions hereof, be exercised in numbers of shares not to exceed 25 percent of the aggregate number of shares under option on and after each of the first, second, third and fourth anniversaries of the grant date, provided that 100% of the shares in this option may be exercised (a) on the last day of employment in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or (b) if so determined by the Compensation Committee of the Board of Directors (the "Committee") during the Employee's employment. An Employee may exercise all or a portion of a vested option during the option term.

                  To exercise an option you must give the Company ten days written notice of exercise specifying the number of shares to be purchased, which must be a minimum of twenty-five (25) shares, and include payment for the shares. Payment for the option may be made by cash or check to the order of the Company, and also may be made with shares of common stock of the Company valued at the then fair market value of such shares or by a combination of cash and shares of common stock pursuant to such Committee or Board of Directors rules in effect at the time the option is exercised. The Committee or Board of Directors may, at any time, rescind the right to use common stock of the Company in payment for shares purchased through the option.

         3. The option may not be transferred except by will or the laws of descent and distribution. The option may be exercised during the lifetime of the Employee only by the Employee and only while he or she is an employee of the Company (or a subsidiary thereof) and shall have been continuously so employed from the grant date, except that: (i) in the event of termination of employment of the Employee and the Employee is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within five years of the date of termination of employment; (ii) in the event of termination of employment due to permanent and total disability of the Employee and the Employee is not retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within twelve months following the date of such termination of employment; (iii) in the event of death during employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee within five years succeeding death if such Employee was retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or twelve months if such Employee was not retirement-eligible under the terms of a pension plan of the Company or a subsidiary; (iv) in the event of termination of employment other than as set forth in subsections (i), (ii) or (iii) above, the option may be exercised within three months following the date of termination, except for termination for cause; (v) in the event of death of the Employee following termination of employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee, notwithstanding the time periods specified in (i), (ii), (iii) or (iv) above, within (a) twelve months following death or (b) the remainder of the period in which the Employee was entitled to exercise the option, whichever period is longer. If the Committee determines that the termination is for cause, the option will not under any circumstances be exercisable following termination of employment. Notwithstanding anything herein to the contrary, the option may not be exercised pursuant to this Section 3 after the expiration of the term of such option and may be exercised only to the extent that the holder was entitled to exercise such option on the date of termination of employment (taking into account any accelerated vesting as set forth in this Agreement). The option will expire in all events and for all purposes 10 years and one day from the grant date.

         4. Notwithstanding anything to the contrary contained in any Employment Agreement, Employment Protection Agreement or similar agreement between the Employee and the Company, as in effect on the date hereof, the option will not be subject to the automatic Change in Control vesting provision set forth in
Section 11(a)(i) of the Incentive Plan or the Change in Control post-termination exercise period provision set forth in Section 5(b)(i) of the Incentive Plan; provided, however, that, if following a Change in Control the Employee's employment is terminated by the Company for a reason other than due to death, "Disability" or "Cause" or the Employee terminates employment for "Good Reason," the option will automatically vest in full regardless of the one year holding period and remain exercisable for the remainder of the original term (ten years and one day). For purposes of this Agreement, the following definitions shall apply: "Cause" and "Good Reason" shall have the meanings given to such terms in the Employment Agreement by and between Household International, Inc. and the Employee dated as of November 14, 2002. "Disability" shall mean permanent and total disability within the meaning of the Incentive Plan.

         5. Subject to the last sentence of Section 9 of the Incentive Plan, if it is determined that the Employee or former Employee, while employed by the Company or any subsidiary or otherwise associated with the Company or any subsidiary as a consultant, advisor or in another similar capacity, engaged at any time in any activity in competition with any activity of the Company or any subsidiary or inimical, contrary or harmful to the interests of the Company or any subsidiary including, but not limited to: (i) conduct related to the Employee's position for which either criminal or civil penalties against the Employee may be sought, (ii) violation of the Company's policies, notwithstanding the Company's decision or inability to, or not to, terminate the Employee for such violation, (iii) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any subsidiary, including employing or recruiting any present employee of the Company or any subsidiary for such competitor, (iv) disclosing or misusing any confidential information or material concerning the Company or any subsidiary, or (v) participating in a hostile takeover attempt of the Company, then the Committee, in its sole discretion, may cancel any outstanding option at any time.

         6. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the option herein granted prior to the listing of such shares on all stock exchanges on which the Company's stock shall then be listed. Upon any exercise of said option, the Company shall take the steps required for listing.

         7. Neither the Employee nor his personal representative shall have any of the rights or privileges of a stockholder with respect to any shares subject to this option unless and until certificates evidencing such shares shall have been delivered.

         8. Notice to the Company shall be addressed to the Company in care of the Shareholder Services Department at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

         9. Anything herein to the contrary notwithstanding (except as provided in Section 4 with respect to Sections 5(b)(i) and 11(a)(i) of the Incentive
Plan), this Agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                          HOUSEHOLD INTERNATIONAL, INC.

              1996 LONG-TERM EXECUTIVE INCENTIVE COMPENSATION PLAN
                                   ----------
                    NON-TAX QUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International 1996 Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of this Agreement are as follows:

         1. The Company hereby grants to the Employee an option, for a period of 10 years and one day from the grant date, to purchase, on these terms and conditions and also subject to the Incentive Plan, shares of the common stock of the Company as set forth in the cover sheet to this Agreement.

         2. No shares may be purchased under this option for one year from the grant date. After one year, this option may, unless sooner terminated under the provisions hereof, be exercised in numbers of shares not to exceed 25 percent of the aggregate number of shares under option on and after each of the first, second, third and fourth anniversaries of the grant date, provided that 100% of the shares in this option may be exercised (a) on the last day of employment in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or (b) if so determined by the Compensation Committee of the Board of Directors (the "Committee") during the Employee's employment. An Employee may exercise all or a portion of a vested option during the option term.

                  To exercise an option you must give the Company ten days written notice of exercise specifying the number of shares to be purchased, which must be a minimum of twenty-five (25) shares, and include payment for the shares. Payment for the option may be made by cash or check to the order of the Company, and also may be made with shares of common stock of the Company valued at the then fair market value of such shares or by a combination of cash and shares of common stock pursuant to such Committee or Board of Directors rules in effect at the time the option is exercised. The Committee or Board of Directors may, at any time, rescind the right to use common stock of the Company in payment for shares purchased through the option.

         3. The option may not be transferred except by will or the laws of descent and distribution. The option may be exercised during the lifetime of the Employee only by the Employee and only while he or she is an employee of the Company (or a subsidiary thereof) and shall have been continuously so employed from the grant date, except that: (i) in the event of termination of employment of the Employee and the Employee is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within five years of the date of termination of employment; (ii) in the event of termination of employment due to permanent and total disability of the Employee and the Employee is not retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within twelve months following the date of such termination of employment; (iii) in the event of death during employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee within five years succeeding death if such Employee was retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or twelve months if such Employee was not retirement-eligible under the terms of a pension plan of the Company or a subsidiary; (iv) in the event of termination of employment other than as set forth in subsections (i), (ii) or (iii) above, the option may be exercised within three months following the date of termination, except for termination for cause; (v) in the event of death of the Employee following termination of employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee, notwithstanding the time periods specified in (i), (ii), (iii) or (iv) above, within (a) twelve months following death or (b) the remainder of the period in which the Employee was entitled to exercise the option, whichever period is longer. If the Committee determines that the termination is for cause, the option will not under any circumstances be exercisable following termination of employment. Notwithstanding anything herein to the contrary, the option may not be exercised pursuant to this Section 3 after the expiration of the term of such option and may be exercised only to the extent that the holder was entitled to exercise such option on the date of termination of employment (taking into account any accelerated vesting as set forth in this Agreement). The option will expire in all events and for all purposes 10 years and one day from the grant date.

         4. Notwithstanding anything to the contrary contained in any Employment Agreement, Employment Protection Agreement or similar agreement between the Employee and the Company, as in effect on the date hereof, the option will not be subject to the automatic Change in Control vesting provision set forth in
Section 11(a)(i) of the Incentive Plan or the Change in Control post-termination exercise period provision set forth in Section 5(b)(i) of the Incentive Plan; provided, however, that, if following a Change in Control the Employee's employment is terminated by the Company for a reason other than due to death, "Disability" or "Cause" or the Employee terminates employment for "Good Reason, the option will automatically vest in full regardless of the one year holding period and remain exercisable for the remainder of the original term (ten years and one day). For purposes of this Agreement, the following definitions shall apply: "Cause" shall mean (1) in the case of an Employee who is a party to an employment, termination protection or similar agreement that defines "cause" (or words of similar import), "cause" (or words of similar import) as defined in such agreement, and (2) in the case of any other employee, willful and deliberate misconduct, which is detrimental in a significant way to the interests of the Company or any subsidiary thereof. "Disability" shall mean permanent and total disability within the meaning of the Incentive Plan. "Good Reason" shall mean, without the consent of the Employee, (1) any action by the Company which results in a substantial diminution of the Employee's position, authority, duties or responsibilities to a level demonstrably below those of similarly compensated employees, (2) a reduction of the Employee's cash compensation, (3) a substantial reduction in the Employee's benefits under any compensation or benefit plan or program of the Company, except that the Employee's benefits may be reduced in connection with similar reductions uniformly applied with respect to all similarly situated employees, or (4) an assignment to an office in a different geographic location unless the Company makes reimbursement for all expenses incurred in connection with relocation and appropriate increases for differences in cost of living; provided, however, that "Good Reason" shall not include any isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee.

         5. Subject to the last sentence of Section 9 of the Incentive Plan, if it is determined that the Employee or former Employee, while employed by the Company or any subsidiary or otherwise associated with the Company or any subsidiary as a consultant, advisor or in another similar capacity, engaged at any time in any activity in competition with any activity of the Company or any subsidiary or inimical, contrary or harmful to the interests of the Company or any subsidiary including, but not limited to: (i) conduct related to the Employee's position for which either criminal or civil penalties against the Employee may be sought, (ii) violation of the Company's policies, notwithstanding the Company's decision or inability to, or not to, terminate the Employee for such violation, (iii) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any subsidiary, including employing or recruiting any present employee of the Company or any subsidiary for such competitor, (iv) disclosing or misusing any confidential information or material concerning the Company or any subsidiary, or (v) participating in a hostile takeover attempt of the Company, then the Committee, in its sole discretion, may cancel any outstanding option at any time.

         6. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the option herein granted prior to the listing of such shares on all stock exchanges on which the Company's stock shall then be listed. Upon any exercise of said option, the Company shall take the steps required for listing.

         7. Neither the Employee nor his personal representative shall have any of the rights or privileges of a stockholder with respect to any shares subject to this option unless and until certificates evidencing such shares shall have been delivered.

         8. Notice to the Company shall be addressed to the Company in care of the Shareholder Services Department at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

         9. Anything herein to the contrary notwithstanding (except as provided in Section 4 with respect to Sections 5(b)(i) and 11(a)(i) of the Incentive
Plan), this Agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                          HOUSEHOLD INTERNATIONAL, INC.

              1996 LONG-TERM EXECUTIVE INCENTIVE COMPENSATION PLAN
                                   ----------
                  U.K. NON-TAX QUALIFIED STOCK OPTION AGREEMENT


         THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International 1996 Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of this Agreement are as follows:

         1. The Company hereby grants to the Employee an option, for a period of 10 years from the grant date, to purchase, on these terms and conditions and also subject to the Incentive Plan, shares of the common stock of the Company as set forth in the cover sheet to this Agreement.

         2. No shares may be purchased under this option for one year from the grant date. After one year, this option may, unless sooner terminated under the provisions hereof, be exercised in numbers of shares not to exceed 25 percent of the aggregate number of shares under option on and after each of the first, second, third and fourth anniversaries of the grant date, provided that 100% of the shares in this option may be exercised (a) on the last day of employment in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or (b) if so determined by the Compensation Committee of the Board of Directors (the "Committee") during the Employee's employment. An Employee may exercise all or a portion of a vested option during the option term.

                  To exercise an option you must give the Company ten days written notice of exercise specifying the number of shares to be purchased, which must be a minimum of twenty-five (25) shares, and include payment for the shares. Payment for the option may be made by cash or check to the order of the Company, and also may be made with shares of common stock of the Company valued at the then fair market value of such shares or by a combination of cash and shares of common stock pursuant to such Committee or Board of Directors rules in effect at the time the option is exercised. The Committee or Board of Directors may, at any time, rescind the right to use common stock of the Company in payment for shares purchased through the option.

         3. The option may not be transferred except by will or the laws of descent and distribution. The option may be exercised during the lifetime of the Employee only by the Employee and only while he or she is an employee of the Company (or a subsidiary thereof) and shall have been continuously so employed from the grant date, except that: (i) in the event of termination of employment of the Employee and the Employee is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within five years of the date of termination of employment; (ii) in the event of termination of employment due to permanent and total disability of the Employee and the Employee is not retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the option may be exercised within twelve months following the date of such termination of employment; (iii) in the event of death during employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee within five years succeeding death if such Employee was retirement-eligible under the terms of a pension plan of the Company or a subsidiary, or twelve months if such Employee was not retirement-eligible under the terms of a pension plan of the Company or a subsidiary; (iv) in the event of termination of employment other than as set forth in subsections (i), (ii) or (iii) above, the option may be exercised within three months following the date of termination, except for termination for cause; (v) in the event of death of the Employee following termination of employment, the option may be exercised by the executor, administrator, or other personal representative of the Employee, notwithstanding the time periods specified in (i), (ii), (iii) or (iv) above, within a) twelve months following death or b) the remainder of the period in which the Employee was entitled to exercise the option, whichever period is longer. If the Committee determines that the termination is for cause, the option will not under any circumstances be exercisable following termination of employment. Notwithstanding anything herein to the contrary, the option may not be exercised pursuant to this Section after the expiration of the term of such option and may be exercised only to the extent that the holder was entitled to exercise such option on the date of termination of employment (taking into account any accelerated vesting as set forth in this Agreement). The option will expire in all events and for all purposes 10 years from the grant date.

         4. Notwithstanding anything to the contrary contained in any Employment Agreement, Employment Protection Agreement or similar agreement between the Employee and the Company, as in effect on the date hereof, the option will not be subject to the automatic Change in Control vesting provision set forth in
Section 11(a)(i) of the Incentive Plan or the Change in Control post-termination exercise period provision set forth in Section 5(b)(i) of the Incentive Plan; provided, however, that, if following a Change in Control the Employee's employment is terminated by the Company for a reason other than due to death, "Disability" or "Cause" or the Employee terminates employment for "Good Reason, " the option will automatically vest in full regardless of the one year holding period and remain exercisable for the remainder of the original term (ten years). For purposes of this Agreement, the following definitions shall apply:
"Cause" shall mean (1) in the case of an Employee who is a party to an employment, termination protection or similar agreement that defines "cause" (or words of similar import), "cause" (or words of similar import) as defined in such agreement, and (2) in the case of any other employee, willful and deliberate misconduct, which is detrimental in a significant way to the interests of the Company or any subsidiary thereof. "Disability" shall mean permanent and total disability within the meaning of the Incentive Plan. "Good Reason" shall mean, without the consent of the Employee, (1) any action by the Company which results in a substantial diminution of the Employee's position, authority, duties or responsibilities to a level demonstrably below those of similarly compensated employees, (2) a reduction of the Employee's cash compensation, (3) a substantial reduction in the Employee's benefits under any compensation or benefit plan or program of the Company, except that the Employee's benefits may be reduced in connection with similar reductions uniformly applied with respect to all similarly situated employees, or (4) an assignment to an office in a different geographic location unless the Company makes reimbursement for all expenses incurred in connection with relocation and appropriate increases for differences in cost of living; provided, however, that "Good Reason" shall not include any isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee.

         5. Subject to the last sentence of Section 9 of the Incentive Plan, if it is determined that the Employee or former Employee, while employed by the Company or any subsidiary or otherwise associated with the Company or any subsidiary as a consultant, advisor or in another similar capacity, engaged at any time in any activity in competition with any activity of the Company or any subsidiary or inimical, contrary or harmful to the interests of the Company or any subsidiary including, but not limited to: (i) conduct related to the Employee's position for which either criminal or civil penalties against the Employee may be sought, (ii) violation of the Company's policies, notwithstanding the Company's decision or inability to, or not to, terminate the Employee for such violation, (iii) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any subsidiary, including employing or recruiting any present employee of the Company or any subsidiary for such competitor, (iv) disclosing or misusing any confidential information or material concerning the Company or any subsidiary, or (v) participating in a hostile takeover attempt of the Company, then the Committee, in its sole discretion, may cancel any outstanding option at any time.

         6. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the option herein granted prior to the listing of such shares on all stock exchanges on which the Company's stock shall then be listed. Upon any exercise of said option, the Company shall take the steps required for listing.

         7. Neither the Employee nor his personal representative shall have any of the rights or privileges of a stockholder with respect to any shares subject to this option unless and until certificates evidencing such shares shall have been delivered.

         8. Notice to the Company shall be addressed to the Company in care of the Shareholder Services Department at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

         9. Anything herein to the contrary notwithstanding (except as provided in Section 4 with respect to Sections 5(b)(i) and 11(a)(i) of the Incentive
Plan), this Agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.

                          HOUSEHOLD INTERNATIONAL, INC.

              1996 LONG-TERM EXECUTIVE INCENTIVE COMPENSATION PLAN
                                   ----------
                        RESTRICTED STOCK RIGHTS AGREEMENT


         THIS AGREEMENT, between HOUSEHOLD INTERNATIONAL, INC., a Delaware corporation (the "Company"), and the employee referenced on the cover sheet to this Agreement (the "Employee"), is made pursuant to the Household International 1996 Long-Term Executive Incentive Compensation Plan (the "Incentive Plan"). The terms of this Agreement are as follows:

         1. The Company hereby grants to the Employee Restricted Stock Rights (the "RSRs"), which shall fully vest five (5) years from the date hereof (the "Restricted Period"), pursuant to the terms and conditions set forth herein and subject to the provisions set forth in the Incentive Plan. The RSRs entitle the Employee to receive the number of shares of Common Stock of the Company as set forth in the cover sheet to this Agreement.

         2. No shares may be issued under RSRs for one year from the date hereof. After said one-year period, shares subject to RSRs will vest one-third on each of the third, fourth and fifth anniversaries (the "Vesting Dates") from the grant date. On each Vesting Date an Employee shall be entitled to receive shares representing the vested RSRs, and the Company shall issue the appropriate number of vested shares (rounded down to the nearest whole share) registered in the name of the Employee or his or her estate or administrator, as deemed appropriate by the Company, provided the Employee has satisfied all tax obligations with respect to such shares as required herein. The unvested shares subject to such RSRs shall be forfeited and all rights of a holder of such RSRs and shares shall terminate without any payment of consideration by the Company if the Employee fails to remain continuously as an Employee of the Company or any subsidiary for the Restricted Period, except (i) in the case of an Employee who is retirement-eligible under the terms of a pension plan of the Company or a subsidiary, the Employee will receive either (1) the number of shares subject to the RSR multiplied by a fraction (x) the numerator of which shall be the number of full months between the date of grant of such RSR and the date of such termination of employment, and (y) the denominator of which shall be the number of full months in the Restricted Period; provided however, that any fractional share shall not be awarded; and provided further, the Compensation Committee of the Board of Directors (the "Committee"), in its sole discretion, may determine that full vesting is appropriate under the circumstances or (2) 100% of the shares subject to RSRs on his or her last day of employment if retirement occurs on or after age 65, and (ii) in the event that the employment of a holder of RSRs terminates by reason of death or permanent and total disability, such holder shall be entitled to receive the number of shares subject to the RSR multiplied by a fraction (x) the numerator of which shall be the number of full months between the date of grant of such RSR and the date of such termination of employment, and (y) the denominator of which shall be the number of full months in the Restricted Period; provided however, that any fractional share shall not be awarded. Any shares that the Employee is entitled to receive in accordance with the preceding sentence will be reduced by any shares that the Employee has already received because of vesting on the third, fourth and fifth anniversaries of the grant date. An Employee shall not be deemed to have terminated his or her period of continuous employment with the Company if he or she leaves the employ of the Company or any subsidiary for immediate reemployment with the Company or any subsidiary. A holder of RSRs whose employment terminates for reasons other than those listed in this paragraph 2 (other than a change-in-control of the Company) will forfeit his or her unvested rights under any outstanding RSRs. This automatic forfeiture may be waived in whole or in part by the Committee in its sole discretion.

         3. Notwithstanding anything to the contrary contained in any Employment Agreement, Employment Protection Agreement or similar agreement as in effect on the date hereof, the RSR granted under this Agreement will not be subject to the automatic Change in Control vesting provision set forth in Section 11(a)(i) of the Incentive Plan; provided, however, that, if following a Change in Control the Employee's employment is terminated by the Company for a reason other than due to death, disability or cause (each as defined in the Incentive Plan) or the Employee terminates employment for "Good Reason"

(as defined below), these RSRs will vest in full regardless of the one year holding period. For purposes of this Agreement, "Good Reason" shall mean, without the consent of the Employee, (1) any action by the Company which results in a substantial diminution of the Employee's position, authority, duties or responsibilities to a level demonstrably below those of similarly compensated employees, (2) a reduction of the Employee's cash compensation, (3) a substantial reduction in the Employee's benefits under any compensation or benefit plan or program of the Company, except that the Employee's benefits may be reduced in connection with similar reductions uniformly applied with respect to all similarly situated employees, or (4) an assignment to an office in a different geographic location unless the Company makes reimbursement for all expenses incurred in connection with relocation and appropriate increases for differences in cost of living; provided, however, that "Good Reason" shall not include any isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by the Employee.

         4. Subject to the last sentence of Section 9 of the Incentive Plan, if it is determined that the Employee or former Employee, while employed by the Company or any subsidiary or otherwise associated with the Company or any subsidiary as a consultant, advisor or in another similar capacity, engaged at any time in any activity in competition with any activity of the Company or any subsidiary or inimical, contrary or harmful to the interests of the Company or any subsidiary including, but not limited to: (i) conduct related to the Employee's position for which either criminal or civil penalties against the Employee may be sought, (ii) violation of the Company's policies, notwithstanding the Company's decision or inability to, or not to, terminate the Employee for such violation, (iii) accepting employment with or serving as a consultant, advisor or in any other capacity to an employer that is in competition with or acting against the interests of the Company or any subsidiary, including employing or recruiting any present employee of the Company or any subsidiary for such competitor, (iv) disclosing or misusing any confidential information or material concerning the Company or any subsidiary, or (v) participating in a hostile takeover attempt of the Company, then the Committee, in its sole discretion, may cancel any unexpired or unpaid RSR at any time.

         5. The RSRs may not be transferred except by will or the laws of descent and distribution.

         6. The holder of RSRs shall not be entitled to any of the rights of a holder of the Common Stock with respect to the shares subject to such RSRs prior to the issuance of such shares pursuant to the Plan. However, during the Restricted Period, for each unvested share subject to an RSR, the Company will pay the Employee as additional income, less applicable taxes, an amount in cash equal to the cash dividend declared on a share of Common Stock of the Company during the Restricted Period on or about the date the Company pays such dividend to its stockholders of record.

         7. Any and all taxes required to be withheld by the Company as a result of the issuance of any shares pursuant to the RSRs shall be the sole responsibility of the Employee.

         8. Notice to the Company shall be addressed to the Company in care of the Shareholder Services Department at 2700 Sanders Road, Prospect Heights, Illinois 60070 and notice to the Employee shall be addressed to him or her at the address as set forth on the cover sheet of this Agreement, or at such other address as either party may hereafter designate in writing to the other.

         9. Anything herein to the contrary notwithstanding (except as provided in paragraph 3 with respect to Section 11(a)(i) of the Incentive Plan), this Agreement shall be subject to amendment by the Company from time to time to the extent permitted by the Incentive Plan and is subject to the provisions of the Incentive Plan.